Exhibit (a)(47)

VOYA VARIABLE PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

VOYA VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000).

SECOND:  At its January 11, 2018 meeting and pursuant to the authority expressly vested in it by Article SECOND, Section Eight of the Corporation’s Articles of Amendment and Restatement (the “Charter”), the Board of Directors of the Corporation, acting in accordance with Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, adopted resolutions classifying and designating two hundred million (200,000,000) authorized and unissued shares of undesignated Capital Stock of the Corporation, as additional shares of the following Class of the following Series (as defined below) (but not increasing the aggregate number of authorized shares or the aggregate par value):

Name of Series	Name of Class of Series	Additional Number of Shares Allocated
Voya U.S. Bond Index Portfolio	Class P2	200,000,000

THIRD: The shares designated and classified in Article SECOND of these Articles Supplementary, shall have the preferences, rights, powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in Article SECOND, Section Six of, and elsewhere in, and shall be subject to all provisions of, the Charter.

FOURTH: Immediately prior to the classification of the additional Capital Stock as set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Australia Index Portfolio	Class I	100,000,000
Voya Emerging Markets Index Portfolio	Class I	100,000,000
	Class P2	100,000,000
	Class S	100,000,000
Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
Voya Global Equity Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	300,000,000
	Class S2	100,000,000
	Class T	100,000,000
Voya Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya International Index Portfolio	Adviser Class	250,000,000
	Class I	200,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
Voya Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
Voya Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
Voya Russell Mid Cap Growth Index Portfolio	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class R6	100,000,000
	Class S	100,000,000
Voya U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	700,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of eight billion, eight hundred and fifty million (8,850,000,000) shares designated and classified into separate classes of Capital Stock, with eight billion, fifty million (8,050,000,000) shares remaining undesignated and unclassified.

FIFTH: Immediately following the classification and designation of shares set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Australia Index Portfolio	Class I	100,000,000
Voya Emerging Markets Index Portfolio	Class I	100,000,000
	Class P2	100,000,000
	Class S	100,000,000
Voya Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
Voya Global Equity Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	300,000,000
	Class S2	100,000,000
	Class T	100,000,000
Voya Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
Voya Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya International Index Portfolio	Adviser Class	250,000,000
	Class I	200,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
Voya Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
Voya Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
Voya Russell Mid Cap Growth Index Portfolio	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class P2	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
Voya Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class R6	100,000,000
	Class S	100,000,000
Voya U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	700,000,000
	Class P2	300,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of nine billion, fifty million (9,050,000,000) shares designated and classified into separate classes of Capital Stock, with seven billion, eight hundred fifty million (7,850,000,000) shares remaining undesignated and unclassified.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:		Voya Variable Portfolios, Inc.

/s/ Huey P. Falgout, Jr.		/s/ Todd Modic
Name:	Huey P. Falgout, Jr.	Name:	Todd Modic
Title:	Secretary	Title:	Senior Vice President

Dated: February 1, 2018

Return Address:
Voya Variable Portfolios, Inc.
7337 E Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Variable Portfolios, Inc., who executed on behalf of said Corporation the foregoing Articles of Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Todd Modic
Senior Vice President